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                             EDGAR LOMAX VALUE FUND






                               SEMI-ANNUAL REPORT

                              FOR THE PERIOD ENDED
                                 APRIL 30, 2000

                             EDGAR LOMAX VALUE FUND

                               Semi-Annual Report
                                 April 30, 2000

Dear Fellow Shareholder:

     As your mutual fund steadily develops a track record--now over two and one-half years--we are pleased to keep you updated on its performance. From its opening on December 12, 1997 through April 30, 2000, the Edgar Lomax Value Fund's average annual total return was 5.18%.

     Despite the record performances of many of the stock market indexes over the last few years, the fact is, not all stocks--and certainly not all styles of investing (e.g., "growth" and "value" investing)--have been as profitable as the indexes would indicate. Specifically, the S&P 500 index just completed its unprecedented sixth straight year in which its "growth" stocks (measured by the S&P/Barra Growth subindex) outperformed its "value" stocks (measured by the S&P/Barra Value subindex). Even among the "growth" names, though, a significant portion of the returns came from just a few very large companies such as Microsoft and Cisco.

     What are investors, particularly "value" investors, to do in light of the unusual stock market environment? Simply, take advantage of the opportunity it presents. Remember that long-term equity returns come ONLY from the actual earnings of companies one invests in, as opposed to those earnings one projects or hopes will occur. The profitable, financially strong companies we have purchased on your behalf have grown tremendously on an internal basis, while their market prices have increased only modestly. This has given us a rare opportunity to buy these stocks at "fire sale" prices relative to what we believe are their true values. Consequently, their potential for strong future outperformance has never been better.

     As your investment manager, we remain committed to investing based on fundamental facts. You can rest assured that we will not risk your money chasing the latest "hot" stock simply because its price is increasing quickly. We appreciate your continuing confidence in our investment program and promise you our best efforts.

Cordially,

/s/ Randall R. Eley

Randall R. Eley

                             EDGAR LOMAX VALUE FUND

Footnotes:

Performance figures of the Fund referenced represent past performance and are not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

The Fund's average annual total return for the year ended March 31, 2000 was -2.04% and since inception (December 12, 1997) through March 31, 2000 was 3.67%.

The Fund is distributed by First Fund Distributors, Inc., Phoenix

2
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                             EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
  Shares     COMMON STOCKS: 99.34%                                  Market Value
--------------------------------------------------------------------------------

             AEROSPACE/DEFENSE: 3.59%
   2,300     General Dynamics Corporation..........................   $ 134,550
                                                                    -----------
             AUTOMOBILES: 6.30%
   2,525     General Motors Corporation............................     236,403
                                                                    -----------
             BANKS - MONEY CENTER: 4.28%
   1,250     J.P. Morgan & Co., Incorporated.......................     160,469
                                                                    -----------
             CHEMICALS: 6.50%
   2,938     E. I. du Pont de Nemours and Company..................     139,371
     925     The Dow Chemical Company..............................     104,525
                                                                    -----------
                                                                        243,896
                                                                    -----------
             CHEMICALS - SPECIALTY: 3.03%
   3,300     International Flavors & Fragrances, Inc...............     113,644
                                                                    -----------
             ELECTRIC COMPANIES: 7.16%
   3,775     American Electric Power Company, Inc..................     138,259
   5,225     The Southern Company..................................     130,298
                                                                    -----------
                                                                        268,557
                                                                    -----------
             ELECTRICAL EQUIPMENT: 5.96%
   2,165     Honeywell, Inc........................................     121,240
   2,600     Rockwell International Corporation....................     102,375
                                                                    -----------
                                                                        223,615
                                                                    -----------
             ELECTRONICS - DEFENSE: 3.06%
   5,000     Raytheon Company, Class A.............................     114,688
                                                                    -----------
             INSURANCE - LIFE/HEALTH: 2.39%
   1,600     American General Corporation..........................      89,600
                                                                    -----------
             INSURANCE - MULTI-LINE: 6.86%
   1,525     CIGNA Corporation.....................................     121,619
   2,600     The Hartford Financial Services Group, Inc............     135,688
                                                                    -----------
                                                                        257,307
                                                                    -----------

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                             EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2000 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

             LEISURE TIME - PRODUCTS: 2.81%
   5,500     Brunswick Corporation.................................   $ 105,531
                                                                    -----------
             MACHINERY - DIVERSIFIED: 4.42%
   4,200     Caterpillar, Inc......................................     165,638
                                                                    -----------
             MANUFACTURING - DIVERSIFIED: 4.61%
   2,000     Minnesota Mining and Manufacturing Company............     173,000
                                                                    -----------
             NATURAL GAS: 4.68%
   3,500     The Coastal Corporation...............................     175,656
                                                                    -----------
             OIL - INTERNATIONAL INTEGRATED: 2.80%
   1,350     Exxon Mobil Corporation...............................     104,878
                                                                    -----------
             PAPER & FOREST PRODUCTS: 2.65%
   2,700     International Paper Company...........................      99,225
                                                                    -----------
             PHOTOGRAPHY/IMAGING: 3.54%
   2,375     Eastman Kodak Company.................................     132,852
                                                                    -----------
             RAILROADS: 6.10%
   5,100     Burlington Northern Sante Fe Corporation..............     123,038
   6,000     Norfolk Southern Corporation..........................     105,750
                                                                    -----------
                                                                        228,788
                                                                    -----------
             RETAIL - GENERAL MERCHANDISE: 2.79%
   3,800     The May Department Stores Company.....................     104,500
                                                                    -----------
             RETAIL - SPECIALTY/RETAIL: 3.43%
   2,850     The Limited, Inc......................................     128,784
                                                                    -----------
             TELECOMMUNICATIONS - LONG DISTANCE: 1.13%
     900     AT&T Corporation......................................      42,019
                                                                    -----------

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
  Shares                                                           Market Value
--------------------------------------------------------------------------------

             TELEPHONE: 7.25%
   2,000     Bell Atlantic Corporation.............................   $ 118,500
   3,500     SBC Communications, Inc...............................     153,343
                                                                    -----------
                                                                        271,843
                                                                    -----------
             TOBACCO: 4.00%
   6,850     Philip Morris Companies, Inc..........................     149,844
                                                                    -----------

             Total Common Stocks (Cost $3,833,791+): 99.34%........   3,725,287
                                                                    -----------
Principal
  Amount     SHORT-TERM INVESTMENTS: 5.10%
--------------------------------------------------------------------------------

$191,151     Firstar Stellar Treasury Fund (Cost $191,151).........     191,151
                                                                    -----------

             Total Investments in Securities
               (Cost $4,024,942): 104.44%..........................   3,916,438
             Liabilities in Excess of Other Assets: (4.44%)........    (166,601)
                                                                    -----------
             TOTAL NET ASSETS: 100.00% ............................ $ 3,749,837
                                                                    ===========

+ Gross unrealized appreciation and depreciation of securities is as follows:

             Gross unrealized appreciation......................... $   319,328
             Gross unrealized depreciation.........................    (427,832)
                                                                    -----------
             Net unrealized depreciation........................... $  (108,504)
                                                                    ===========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
    (identified cost of $4,024,942) .......................         $ 3,916,438
  Receivables
    Due from Advisor ......................................              10,388
    Dividends and interest ................................               3,182
    Fund shares purchased .................................                 100
  Prepaid expenses ........................................               1,316
                                                                    -----------
      Total assets ........................................           3,931,424
                                                                    -----------
LIABILITIES
  Payables
    Securities purchased ..................................             156,733
  Accrued expenses ........................................              24,854
                                                                    -----------
      Total liabilities ...................................             181,587
                                                                    -----------

NET ASSETS ................................................         $ 3,749,837
                                                                    ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
    ($3,749,837 / 358,592 shares
    outstanding; unlimited number
    of shares [par value $0.01] authorized) ...............         $     10.46
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital .........................................         $ 3,757,235
  Net investment income ...................................              19,913
  Accumulated net realized gain on investments ............              81,193
  Net unrealized depreciation on investments ..............            (108,504)
                                                                    -----------
      Net assets ..........................................         $ 3,749,837
                                                                    ===========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ..................................................      $  50,697
    Interest ...................................................          1,191
                                                                      ---------
         Total income .........................................          51,888
                                                                      ---------

  Expenses
    Advisory fees (Note 3) .....................................         18,239
    Administration fees (Note 3) ...............................         14,794
    Professional fees ..........................................          9,842
    Fund accounting fees .......................................          8,878
    Transfer agent fees ........................................          6,658
    Reports to shareholders ....................................          1,480
    Custody fees ...............................................          2,761
    Trustee fees ...............................................          1,480
    Other ......................................................          1,604
    Registration fees ..........................................          1,300
    Insurance expense ..........................................            394
                                                                      ---------
         Total expenses ...........................................      67,430
         Less, advisory fee waiver and absorption (Note 3) ........     (35,455)
                                                                      ---------
         Net expenses .............................................      31,975
                                                                      ---------
            NET INVESTMENT INCOME ..................................     19,913
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions .................         93,390
  Net change in unrealized depreciation on investments .........       (367,268)
                                                                      ---------
    Net realized and unrealized loss on investments ............       (273,878)
                                                                      ---------
            NET DECREASE IN NET ASSETS RESULTING
              FROM OPERATIONS ..................................      $(253,965)
                                                                      =========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Six Months          Year
                                                           Ended            Ended
                                                      April 30, 2000#  October 31, 1999
                                                      ---------------  ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income ...........................     $    19,913      $    30,291
  Net realized gain on security transactions ......          93,390          217,244
  Net change in unrealized (depreciation)/
    appreciation on investments ...................        (367,268)          91,218
                                                        -----------      -----------
        NET (DECREASE)/INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS................        (253,965)         338,753
                                                        -----------      -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ......................         (36,575)         (21,112)
  From net realized gains .........................        (218,064)         (12,685)
                                                        -----------      -----------
        Total dividends and distibution to
          shareholders.............................        (254,639)         (33,797)
                                                        -----------      -----------
CAPITAL SHARE TRANSACTIONS
  Net (decrease)/increase in net assets
    derived from net change in outstanding
    shares (a) ....................................          (8,137)         667,788
                                                        -----------      -----------

        TOTAL (DECREASE)/INCREASE IN NET ASSETS....        (516,741)         972,744
                                                        -----------      -----------
NET ASSETS
Beginning of period ...............................       4,266,578        3,293,834
                                                        -----------      -----------
END OF PERIOD .....................................     $ 3,749,837      $ 4,266,578
                                                        ===========      ===========

(a)  A summary of capital shares transactions is as follows:

                                           Six Months                     Year
                                             Ended                        Ended
                                        April 30, 2000#             October 31, 1999
                                    ------------------------   -------------------------
                                    Shares   Paid in Capital   Shares    Paid in Capital
                                    ------   ---------------   ------    ---------------
Shares sold .....................   22,172     $ 240,140       69,273       $ 835,121
Shares issued on reinvestments
  of distributions ..............    4,763        51,488          782           8,441
Shares redeemed .................  (28,431)     (299,765)     (15,423)       (175,774)
                                   -------     ---------      -------       ---------
Net (decrease)/increase .........   (1,496)    $  (8,137)      54,632       $ 667,788
                                   =======     =========      =======       =========

----------
#    Unaudited.

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                      Six Months           Year        December 12, 1997*
                                                         Ended             Ended            through
                                                    April 30, 2000#   October 31, 1999  October 31, 1998
                                                    ---------------   ----------------  ----------------
Net asset value, beginning of period .............     $   11.85         $   10.78         $   10.00
                                                       ---------         ---------         ---------
Income from investment operations:
  Net investment income ..........................          0.02              0.08              0.07
  Net realized and unrealized (loss)/gain
   on investments ................................         (0.70)             1.10              0.72
                                                       ---------         ---------         ---------
Total from investment operations .................         (0.68)             1.18              0.79
                                                       ---------         ---------         ---------
Less distributions:
  From net investment income .....................         (0.10)            (0.07)            (0.01)
  From net realized gains ........................         (0.61)            (0.04)             0.00
                                                       ---------         ---------         ---------
Total distributions ..............................         (0.71)            (0.11)            (0.01)
                                                       ---------         ---------         ---------

Net asset value, end of period ...................     $   10.46         $   11.85         $   10.78
                                                       =========         =========         =========

TOTAL RETURN .....................................         (5.89%)++         11.05%             7.89%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ............     $   3,750         $   4,267         $   3,294

Ratio of expenses to average net assets:
  Before expense reimbursement ...................          3.69%+            3.63%             4.67%+
  After expense reimbursement ....................          1.75%+            1.75%             1.75%+

Ratio of net investment/(loss) to average
net assets:
  After expense reimbursement ....................         (1.66)%+           0.81%             0.81%+

Portfolio turnover rate ..........................         43.33%            41.85%            32.71%

----------
*    Commencement of operations.
#    Unaudited.
+    Annualized.
++   Not Annualized.

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS AT APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Edgar Lomax Value Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months  ended  April 30,  2000,  The Edgar Lomax  Company  (the
"Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------

the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended April 30, 2000, the Fund incurred $18,239 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursed is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended April 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $35,455; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund net asset level                         Fee rate
--------------------                         --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,616,644 and $1,872,320, respectively.

                                     ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150
                            www.edgarlomax.cihost.com

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          ICA Fund Services Corporation
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018
                                 (800) 385-7003

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104